Exhibit 99.2

CION Investment Corporation PORTFOLIO HOLDINGS Q4 2019 As of December 31, 2019 FOR EXISTING INVESTORS ONLY.

CION Investment Corporation PORTFOLIO HOLDINGS Please note that rates are not indicative of CIC’s performance. COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE 1ST LIEN SENIOR SECURED DEBT: 77.89% Academy, Ltd. Retail 0.68% LIBOR+4.00% 1.00% LIBOR Floor 7/1/2022 ACProducts, Inc. Construction & Building 0.28% LIBOR+5.50% 0.00% LIBOR Floor 2/15/2024 Adams Publishing Group, LLC Media: Advertising, Printing & Publishing 0.00% 0.375% Unfunded None 7/2/2020 Adams Publishing Group, LLC Media: Advertising, Printing & Publishing 0.77% LIBOR+7.50% 1.00% LIBOR Floor 7/2/2023 Adapt Laser Acquisition, Inc. Capital Equipment -0.01% 0.50% Unfunded None 12/31/2023 Adapt Laser Acquisition, Inc. Capital Equipment 0.63% LIBOR+8.00% 1.00% LIBOR Floor 12/31/2023 Aegis Toxicology Sciences Corp. Healthcare & Pharmaceuticals 0.54% LIBOR+5.50% 1.00% LIBOR Floor 5/9/2025 AIS Holdco, LLC Banking, Finance, Insurance & Real Estate 0.29% LIBOR+5.00% 0.00% LIBOR Floor 8/15/2025 Alchemy US Holdco 1, LLC Construction & Building 0.44% LIBOR+5.50% 0.00% LIBOR Floor 10/10/2025 Allen Media Broadcasting LLC Media: Diversified & Production 1.44% LIBOR+6.25% 1.00% LIBOR Floor 7/3/2024 Allen Media, LLC Media: Diversified & Production 3.91% LIBOR+6.50% 1.00% LIBOR Floor 8/30/2023 ALM Media, LLC Media: Advertising, Printing & Publishing 1.13% LIBOR+6.50% 1.00% LIBOR Floor 11/25/2024 AMCP Staffing Intermediate Holdings III, LLC Services: Business 0.57% LIBOR+6.75% 1.50% LIBOR Floor 9/24/2025 AMCP Staffing Intermediate Holdings III, LLC Services: Business 0.03% LIBOR+6.75% 1.50% LIBOR Floor 9/24/2025 AMCP Staffing Intermediate Holdings III, LLC Services: Business 0.00% 0.50% Unfunded None 9/24/2025 American Clinical Solutions LLC Healthcare & Pharmaceuticals 0.20% 7.00% None 12/31/2022 American Clinical Solutions LLC Healthcare & Pharmaceuticals 0.24% 2.00% None 12/31/2022 American Media, LLC Media: Advertising, Printing & Publishing 0.00% 0.50% Unfunded None 12/31/2023 FUND OVERVIEW CION Investment Corporation (“CIC”) is a non-traded business development company, or BDC, that focuses on middle market loans. CIC seeks to generate current income, and to a lesser extent, capital appreciation. CIC’s portfolio is managed by its adviser – CION Investment Management, LLC, a CION Investments company. TARGET INVESTMENTS CIC offers investors the opportunity to invest primarily in: • Senior secured debt • Private and thinly-traded U.S. middle market companies FLOATING/FIXED RATE BREAKDOWN Floating Rate Investments 91.8% Fixed Rate Investments 3.8% Non - Income Producing Equity 2.6% Other Income Producing Investments 1.8% INVESTMENT COMPOSITION(1) First Lien Senior Secured Debt 77.9% Second Lien Senior Secured Debt 14.3% Equity 6.3% Collateralized Securities & Structured Products – Equity 0.8% Collateralized Securities & Structured Products – Debt 0.4% Unsecured Debt 0.3% CIC Portfolio Holdings • 1 FOR EXISTING INVESTORS ONLY.

COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE 1ST LIEN SENIOR SECURED DEBT: 77.89% (CONTINUED) American Media, LLC Media: Advertising, Printing & Publishing 0.88% LIBOR+7.75% 0.00% LIBOR Floor 12/31/2023 American Media, LLC Media: Advertising, Printing & Publishing 0.09% LIBOR+7.75% 0.00% LIBOR Floor 12/31/2023 American Teleconferencing Services, Ltd. Telecommunications 0.67% LIBOR+6.50% 1.00% LIBOR Floor 12/8/2021 Analogic Corp. Healthcare & Pharmaceuticals 1.39% LIBOR+6.00% 1.00% LIBOR Floor 6/21/2024 Anthem Sports & Entertainment Inc. Media: Diversified & Production 0.72% LIBOR+9.50% 1.00% LIBOR Floor 9/9/2024 Anthem Sports & Entertainment Inc. Media: Diversified & Production 0.05% LIBOR+9.50% 1.00% LIBOR Floor 9/9/2024 Anthem Sports & Entertainment Inc. Media: Diversified & Production 0.00% 0.50% Unfunded None 9/9/2024 APC Automotive Technologies, LLC Automotive 0.50% LIBOR+5.00% 1.00% LIBOR Floor 5/10/2025 APC Automotive Technologies, LLC Automotive 0.08% LIBOR+5.00% 1.00% LIBOR Floor 5/10/2024 APCO Holdings, LLC Banking, Finance, Insurance & Real Estate 0.62% LIBOR+5.50% 0.00% LIBOR Floor 6/9/2025 Ascent Resources - Marcellus, LLC Energy: Oil & Gas 0.04% LIBOR+6.50% 1.00% LIBOR Floor 3/30/2023 Associated Asphalt Partners, LLC Construction & Building 0.57% LIBOR+5.25% 1.00% LIBOR Floor 4/5/2024 Avison Young (USA) Inc. Banking, Finance, Insurance & Real Estate 0.56% LIBOR+5.00% 0.00% LIBOR Floor 1/31/2026 Bi-Lo, LLC Retail 0.73% LIBOR+8.00% 1.00% LIBOR Floor 5/31/2024 Cadence Aerospace, LLC Aerospace & Defense 1.75% LIBOR+6.50% 1.00% LIBOR Floor 11/14/2023 Cardinal US Holdings, Inc. Services: Business 0.47% LIBOR+5.00% 1.00% LIBOR Floor 7/31/2023 CB URS Holdings Corp. Transportation: Cargo 0.85% LIBOR+5.75% 1.00% LIBOR Floor 9/1/2024 Central Security Group, Inc. Services: Consumer 0.97% LIBOR+5.63% 1.00% LIBOR Floor 10/6/2021 Charming Charlie LLC Retail 0.00% LIBOR+12.00% 1.00% LIBOR Floor 4/24/2023 Charming Charlie LLC Retail 0.00% LIBOR+12.00% 1.00% LIBOR Floor 4/24/2023 Charming Charlie LLC Retail 0.03% 20.00% None 5/15/2019 CHC Solutions Inc. Healthcare & Pharmaceuticals 0.42% 12.00% None 7/20/2023 CircusTrix Holdings, LLC Hotel, Gaming & Leisure 1.01% LIBOR+5.50% 1.00% LIBOR Floor 12/16/2021 CircusTrix Holdings, LLC Hotel, Gaming & Leisure 0.00% 1.00% Unfunded None 12/16/2021 CircusTrix Holdings, LLC Hotel, Gaming & Leisure 0.14% LIBOR+5.50% 1.00% LIBOR Floor 12/16/2021 Country Fresh Holdings, LLC Beverage, Food & Tobacco 0.00% 1.00% Unfunded None 4/29/2023 Country Fresh Holdings, LLC Beverage, Food & Tobacco 0.02% LIBOR+5.00% 1.00% LIBOR Floor 4/29/2023 Country Fresh Holdings, LLC Beverage, Food & Tobacco 0.04% LIBOR+5.00% 1.00% LIBOR Floor 4/29/2023 Crown Subsea Communications Holdings, Inc. Capital Equipment 0.33% LIBOR+6.00% 0.00% LIBOR Floor 11/2/2025 David's Bridal, LLC Retail 0.04% LIBOR+6.00% 1.00% LIBOR Floor 6/30/2023 Deluxe Entertainment Services, Inc. Media: Diversified & Production 1.67% LIBOR+6.50% 1.00% LIBOR Floor 3/25/2024 DMT Solutions Global Corp. Services: Business 1.04% LIBOR+7.00% 0.00% LIBOR Floor 7/2/2024 Eagle Family Foods Group LLC Beverage, Food & Tobacco 0.83% LIBOR+6.50% 1.00% LIBOR Floor 6/14/2024 Entertainment Studios P&A LLC Media: Diversified & Production 0.14% 5.00% None 5/18/2037 Entertainment Studios P&A LLC Media: Diversified & Production 0.80% 6.35% None 5/18/2037 EnTrans International, LLC Capital Equipment 1.55% LIBOR+6.00% 0.00% LIBOR Floor 11/1/2024 ES Chappaquiddick LLC Media: Diversified & Production 0.05% 10.00% None 5/18/2022 Evergreen Skills Lux S.À.R.L. High Tech Industries 0.45% LIBOR+4.75% 1.00% LIBOR Floor 4/28/2021 Extreme Reach, Inc. Media: Diversified & Production 0.00% 0.50% Unfunded None 3/29/2024 Extreme Reach, Inc. Media: Diversified & Production 0.98% LIBOR+7.50% 0.00% LIBOR Floor 3/29/2024 F+W Media, Inc. Media: Diversified & Production 0.00% LIBOR+6.50% 1.50% LIBOR Floor 5/24/2022 Flavors Holdings Inc. Consumer Goods: Non-Durable 0.77% LIBOR+5.75% 1.00% LIBOR Floor 4/3/2020 Foundation Consumer Healthcare, LLC Healthcare & Pharmaceuticals 0.00% 0.50% Unfunded None 11/2/2023 Foundation Consumer Healthcare, LLC Healthcare & Pharmaceuticals 2.68% LIBOR+5.50% 1.00% LIBOR Floor 11/2/2023 Genesis Healthcare, Inc. Healthcare & Pharmaceuticals 1.70% LIBOR+6.00% 0.50% LIBOR Floor 3/6/2023 Geo Parent Corp. Services: Business 0.86% LIBOR+5.25% 0.00% LIBOR Floor 12/19/2025FOR EXISTING INVESTORS ONLY. 2 • CIC Portfolio Holdings

COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE 1ST LIEN SENIOR SECURED DEBT: 77.89% (CONTINUED) Geon Performance Solutions, LLC Chemicals, Plastics & Rubber 1.29% LIBOR+6.25% 1.63% LIBOR Floor 10/25/2024 Geon Performance Solutions, LLC Chemicals, Plastics & Rubber 0.00% 0.50% Unfunded None 10/25/2024 Harland Clarke Holdings Corp. Services: Business 0.61% LIBOR+4.75% 1.00% LIBOR Floor 11/3/2023 Healogics, Inc. Healthcare & Pharmaceuticals 0.24% LIBOR+4.25% 1.00% LIBOR Floor 7/1/2021 Hilliard, Martinez & Gonzales, LLP Services: Consumer 0.86% LIBOR+18.00% 2.00% LIBOR Floor 12/17/2022 Homer City Generation, L.P. Energy: Oil & Gas 0.80% LIBOR+11.00% 1.00% LIBOR Floor 4/5/2023 HUMC Holdco, LLC Healthcare & Pharmaceuticals 0.57% 9.00% None 6/26/2020 Hummel Station LLC Energy: Oil & Gas 0.53% LIBOR+6.00% 1.00% LIBOR Floor 10/27/2022 Hyperion Materials & Technologies, Inc. Chemicals, Plastics & Rubber 0.57% LIBOR+5.50% 1.00% LIBOR Floor 8/28/2026 Independent Pet Partners Intermediate Holdings, LLC Retail -0.01% 1.00% Unfunded None 11/19/2023 Independent Pet Partners Intermediate Holdings, LLC Retail 0.67% LIBOR+9.00% 1.00% LIBOR Floor 11/19/2023 Infinity Sales Group, LLC Services: Business 0.39% LIBOR+10.50% 1.00% LIBOR Floor 11/23/2022 InfoGroup Inc. Media: Advertising, Printing & Publishing 0.86% LIBOR+5.00% 1.00% LIBOR Floor 4/3/2023 Instant Web, LLC Media: Advertising, Printing & Publishing 0.00% 0.50% Unfunded None 12/15/2022 Instant Web, LLC Media: Advertising, Printing & Publishing 2.11% LIBOR+6.50% 0.00% LIBOR Floor 12/15/2022 International Seaways, Inc. Transportation: Cargo 0.39% LIBOR+6.00% 1.00% LIBOR Floor 6/22/2022 Isagenix International, LLC Beverage, Food & Tobacco 0.64% LIBOR+5.75% 1.00% LIBOR Floor 6/14/2025 Island Medical Management Holdings, LLC Healthcare & Pharmaceuticals 0.66% LIBOR+6.50% 1.00% LIBOR Floor 9/1/2022 Jab Wireless, Inc. Telecommunications 0.79% LIBOR+8.00% 0.00% LIBOR Floor 5/2/2023 Jenny C Acqisition, Inc. Services: Consumer 0.56% LIBOR+10.50% 0.00% LIBOR Floor 10/1/2024 JP Intermediate B, LLC Beverage, Food & Tobacco 0.79% LIBOR+5.50% 1.00% LIBOR Floor 11/20/2025 KLO Intermediate Holdings, LLC Chemicals, Plastics & Rubber 0.13% LIBOR+7.75% 1.50% LIBOR Floor 4/7/2022 KLO Intermediate Holdings, LLC Chemicals, Plastics & Rubber 0.03% LIBOR+7.75% 1.50% LIBOR Floor 4/7/2022 KNB Holdings Corp. Consumer Goods: Durable 0.37% LIBOR+5.50% 1.00% LIBOR Floor 4/26/2024 Labvantage Solutions Inc. High Tech Industries 0.21% LIBOR+7.50% 1.00% LIBOR Floor 12/29/2020 Labvantage Solutions Ltd. High Tech Industries 0.24% LIBOR+7.50% 1.00% LIBOR Floor 12/29/2020 LAV Gear Holdings, Inc. Services: Business 0.98% LIBOR+5.50% 1.00% LIBOR Floor 10/31/2024 LAV Gear Holdings, Inc. Services: Business 0.24% LIBOR+5.50% 1.00% LIBOR Floor 10/31/2024 LAV Gear Holdings, Inc. Services: Business 0.00% 1.00% Unfunded None 4/7/2021 LD Intermediate Holdings, Inc. High Tech Industries 0.27% LIBOR+5.88% 1.00% LIBOR Floor 12/9/2022 Lift Brands, Inc. Services: Consumer -0.01% 1.00% Unfunded None 4/16/2023 Lift Brands, Inc. Services: Consumer 2.43% LIBOR+7.00% 1.00% LIBOR Floor 4/16/2023 Lift Brands, Inc. Services: Consumer 0.06% LIBOR+7.00% 1.00% LIBOR Floor 4/16/2023 Longview Power, LLC Energy: Oil & Gas 0.84% LIBOR+6.00% 1.00% LIBOR Floor 4/13/2021 Manna Pro Products, LLC Retail 0.00% 1.00% Unfunded None 12/8/2019 Manna Pro Products, LLC Retail 0.20% LIBOR+6.00% 0.00% LIBOR Floor 12/8/2023 Mimeo.com, Inc. Services: Business 0.00% 0.25% Unfunded None 12/21/2020 Mimeo.com, Inc. Services: Business 0.00% 1.00% Unfunded None 12/21/2023 Mimeo.com, Inc. Services: Business 1.29% LIBOR+7.00% 1.00% LIBOR Floor 12/21/2023 Mimeo.com, Inc. Services: Business 0.09% LIBOR+7.00% 1.00% LIBOR Floor 12/21/2023 Moss Holding Company Services: Business 0.00% 0.50% Unfunded None 4/17/2023 Moss Holding Company Services: Business 1.11% LIBOR+6.25% 1.00% LIBOR Floor 4/17/2023 Moxie Patriot LLC Energy: Oil & Gas 0.55% LIBOR+5.75% 1.00% LIBOR Floor 12/19/2020 Murray Energy Corp. Metals & Mining 0.04% LIBOR+7.25% 1.00% LIBOR Floor 10/17/2022 Murray Energy Corp. Metals & Mining 0.04% LIBOR+11.00% 2.00% LIBOR Floor 7/29/2020 NewsCycle Solutions, Inc. Media: Advertising, Printing & Publishing 0.85% LIBOR+7.00% 1.00% LIBOR Floor 12/29/2022 FOR EXISTING INVESTORS ONLY.CIC Portfolio Holdings • 3

COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE 1ST LIEN SENIOR SECURED DEBT: 77.89% (CONTINUED) One Call Corp. Healthcare & Pharmaceuticals 0.44% LIBOR+5.25% 1.00% LIBOR Floor 11/25/2022 Palmetto Solar, LLC High Tech Industries 0.05% 12.00% None 12/12/2024 Palmetto Solar, LLC High Tech Industries -0.03% 0.75% Unfunded None 12/12/2021 Petroflow Energy Corp. Energy: Oil & Gas 0.00% LIBOR+8.00% 1.00% LIBOR Floor 6/29/2019 PFS Holding Corp. Retail 0.12% LIBOR+3.50% 1.00% LIBOR Floor 1/31/2021 PH Beauty Holdings III. Inc. Consumer Goods: Non-Durable 0.27% LIBOR+5.00% 0.00% LIBOR Floor 9/28/2025 Pixelle Specialty Solutions LLC Forest Products & Paper 1.40% LIBOR+6.00% 1.00% LIBOR Floor 10/31/2024 Plano Molding Company, LLC Consumer Goods: Non-Durable 0.33% LIBOR+7.50% 1.00% LIBOR Floor 5/12/2021 Polymer Additives, Inc. Chemicals, Plastics & Rubber 1.04% LIBOR+6.00% 0.00% LIBOR Floor 7/31/2025 Polymer Process Holdings, Inc. Chemicals, Plastics & Rubber 1.13% LIBOR+6.00% 0.00% LIBOR Floor 5/1/2026 Rhino Energy LLC Metals & Mining 0.51% LIBOR+10.00% 1.00% LIBOR Floor 12/27/2020 Securus Technologies Holdings, Inc. Telecommunications 0.23% LIBOR+4.50% 1.00% LIBOR Floor 11/1/2024 SEK Holding Co LLC Banking, Finance, Insurance & Real Estate 0.84% LIBOR+11.50% 0.00% LIBOR Floor 3/14/2022 Sequoia Healthcare Management, LLC Healthcare & Pharmaceuticals 0.51% 12.75% None 8/21/2023 SIMR, LLC Healthcare & Pharmaceuticals 0.82% LIBOR+17.00% 2.00% LIBOR Floor 9/7/2023 Smart & Final Inc. Retail 0.55% LIBOR+6.75% 0.00% LIBOR Floor 6/20/2025 Sorenson Communications, LLC Telecommunications 0.72% LIBOR+6.50% 0.00% LIBOR Floor 4/30/2024 Spinal USA, Inc. / Precision Medical Inc. Healthcare & Pharmaceuticals 0.03% LIBOR+9.50% 1.00% LIBOR Floor 6/30/2021 Spinal USA, Inc. / Precision Medical Inc. Healthcare & Pharmaceuticals 0.72% LIBOR+9.50% 1.00% LIBOR Floor 6/30/2021 Spinal USA, Inc. / Precision Medical Inc. Healthcare & Pharmaceuticals 0.03% LIBOR+9.50% 1.00% LIBOR Floor 6/30/2021 Stats Intermediate Holdings, LLC High Tech Industries 0.56% LIBOR+5.25% 0.00% LIBOR Floor 7/12/2026 STG-Fairway Acquisitions, Inc. Services: Business 0.23% LIBOR+5.25% 1.00% LIBOR Floor 6/30/2022 Teladoc, Inc. High Tech Industries 0.00% 0.50% Unfunded None 7/14/2020 Telestream Holdings Corp. High Tech Industries 0.50% LIBOR+6.45% 1.00% LIBOR Floor 3/24/2022 Tenere Inc. Capital Equipment 1.64% LIBOR+10.00% 1.00% LIBOR Floor 12/23/2021 Tensar Corp. Chemicals, Plastics & Rubber 0.71% LIBOR+4.75% 1.00% LIBOR Floor 7/9/2021 The Pasha Group Transportation: Cargo 0.34% LIBOR+7.50% 1.00% LIBOR Floor 1/26/2023 The Pay-O-Matic Corp. Services: Consumer 0.55% LIBOR+9.00% 0.00% LIBOR Floor 4/5/2021 Therapure Biopharma Inc. Healthcare & Pharmaceuticals 0.76% LIBOR+8.75% 0.50% LIBOR Floor 12/1/2021 Volta Charging, LLC Media: Diversified & Production 0.00% 0.00% Unfunded None 6/19/2021 Volta Charging, LLC Media: Diversified & Production 0.12% 12.00% None 6/19/2024 Volta Charging, LLC Media: Diversified & Production 0.58% 12.00% None 6/19/2024 Wok Holdings Inc. Beverage, Food & Tobacco 0.75% LIBOR+6.50% 0.00% LIBOR Floor 3/1/2026 Woodstream Corp. Consumer Goods: Non-Durable 0.03% LIBOR+6.00% 1.00% LIBOR Floor 5/29/2022 Woodstream Corp. Consumer Goods: Non-Durable 0.54% LIBOR+6.00% 1.00% LIBOR Floor 5/29/2022 COMPANY NAME INDUSTRY WEIGHTING(2) RATE(3,4) LIBOR / EURIBOR FLOOR(5) MATURITY DATE 2ST LIEN SENIOR SECURED DEBT: 14.30% 1A Smart Start LLC High Tech Industries 0.78% LIBOR+8.25% 1.00% LIBOR Floor 8/21/2022 Access CIG, LLC Services: Business 0.99% LIBOR+7.75% 0.00% LIBOR Floor 2/27/2026 Albany Molecular Research, Inc. Healthcare & Pharmaceuticals 0.57% LIBOR+7.00% 1.00% LIBOR Floor 8/30/2025 American Residential Services LLC Construction & Building 0.30% LIBOR+8.00% 1.00% LIBOR Floor 12/31/2022 Carestream Health, Inc. Healthcare & Pharmaceuticals 0.58% LIBOR+9.50% 1.00% LIBOR Floor 6/7/2021 Country Fresh Holdings, LLC Beverage, Food & Tobacco 0.12% LIBOR+8.50% 1.00% LIBOR Floor 4/29/2024 4 • CIC Portfolio Holdings FOR EXISTING INVESTORS ONLY.

COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE 2ST LIEN SENIOR SECURED DEBT: 14.30% (CONTINUED) Dayton Superior Corp. Construction & Building 0.09% LIBOR+7.00% 2.00% LIBOR Floor 12/4/2024 Deluxe Entertainment Services Inc. Media: Diversified & Production 0.56% LIBOR+8.50% 1.00% LIBOR Floor 9/25/2024 EagleTree-Carbide Acquisition Corp. Consumer Goods: Durable 1.43% LIBOR+8.50% 1.00% LIBOR Floor 8/28/2025 Evergreen Skills Lux S.À.R.L. High Tech Industries 0.16% LIBOR+8.25% 1.00% LIBOR Floor 4/28/2022 Global Tel*Link Corp. Telecommunications 0.67% LIBOR+8.25% 0.00% LIBOR Floor 11/29/2026 LSCS Holdings, Inc. Services: Business 0.68% LIBOR+8.25% 0.00% LIBOR Floor 3/16/2026 Mayfield Agency Borrower Inc. Banking, Finance, Insurance & Real Estate 1.16% LIBOR+8.50% 0.00% LIBOR Floor 3/2/2026 Medical Solutions Holdings, Inc. Healthcare & Pharmaceuticals 0.56% LIBOR+8.38% 1.00% LIBOR Floor 6/16/2025 MedPlast Holdings, Inc. Healthcare & Pharmaceuticals 0.37% LIBOR+7.75% 0.00% LIBOR Floor 7/2/2026 Ministry Brands, LLC Services: Business 0.40% LIBOR+9.25% 1.00% LIBOR Floor 6/2/2023 Niacet Corp. Chemicals, Plastics & Rubber 0.48% LIBOR+8.75% 1.00% LIBOR Floor 8/1/2024 Patterson Medical Supply, Inc. Healthcare & Pharmaceuticals 0.68% LIBOR+8.50% 1.00% LIBOR Floor 8/28/2023 PetroChoice Holdings, Inc. Chemicals, Plastics & Rubber 0.55% LIBOR+8.75% 1.00% LIBOR Floor 8/21/2023 PFS Holding Corp. Retail 0.00% LIBOR+7.25% 1.00% LIBOR Floor 1/31/2022 Premiere Global Services, Inc. Telecommunications 0.06% LIBOR+9.50% 1.00% LIBOR Floor 6/6/2024 Securus Technologies Holdings, Inc. Telecommunications 0.16% LIBOR+8.25% 1.00% LIBOR Floor 11/1/2025 STG-Fairway Acquisitions, Inc. Services: Business 0.29% LIBOR+9.25% 1.00% LIBOR Floor 6/30/2023 TMK Hawk Parent, Corp. Services: Business 0.74% LIBOR+8.00% 1.00% LIBOR Floor 8/28/2025 TouchTunes Interactive Networks, Inc Hotel, Gaming & Leisure 0.30% LIBOR+8.25% 1.00% LIBOR Floor 5/29/2022 Winebow Holdings, Inc. Beverage, Food & Tobacco 0.60% LIBOR+7.50% 1.00% LIBOR Floor 1/2/2022 Zest Acquisition Corp. Healthcare & Pharmaceuticals 0.81% LIBOR+7.50% 1.00% LIBOR Floor 3/14/2026 Zywave Inc. High Tech Industries 0.20% LIBOR+9.00% 1.00% LIBOR Floor 11/17/2023 Zywave Inc. High Tech Industries 0.18% LIBOR+9.00% 1.00% LIBOR Floor 11/17/2023 COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) TYPE EQUITY: 6.29% Anthem Sports and Entertainment Inc. Media: Diversified & Production 0.01% None Class A Preferred Stock Warrants Anthem Sports and Entertainment Inc. Media: Diversified & Production 0.00% None Class B Preferred Stock Warrants Anthem Sports and Entertainment Inc. Media: Diversified & Production 0.00% None Common Stock Warrants Ascent Resources - Marcellus, LLC Energy: Oil & Gas 0.05% None Common Shares Ascent Resources - Marcellus, LLC Energy: Oil & Gas 0.00% None Warrants Avaya Holdings Corp. Telecommunications 0.25% None Common Stock BCP Great Lakes Fund LP Diversified Financials 0.82% None Partnership Interests CHC Medical Partners, Inc. Healthcare & Pharmaceuticals 0.30% 12.00% Series C Preferred Stock CION SOF Funding, LLC Diversified Financials 1.80% None Membership Interests Conisus Holdings, Inc Healthcare & Pharmaceuticals 0.76% 12.00% Series B Preferred Stock Conisus Holdings, Inc Healthcare & Pharmaceuticals 0.08% None Common Stock Country Fresh Holdings, LLC Beverage, Food & Tobacco 0.15% None Common Stock David's Bridal, Inc. Retail 0.00% None Common Stock David's Bridal, Inc. Retail 0.01% None Series A Preferred Stock David's Bridal, Inc. Retail 0.02% None Series B Preferred Stock David's Bridal, Inc. Retail 0.00% None Reallocation Rights Dayton HoldCo, LLC Construction & Building 0.46% None Common Stock DESG Holdings, Inc. Media: Diversified & Production 0.85% None Common Stock FOR EXISTING INVESTORS ONLY. CIC Portfolio Holdings • 5

COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) TYPE EQUITY: 6.29% (CONTINUED) Information is based on the relative fair value of the underlying portfolio holdings. 2. London Interbank Offered Rate, or LIBOR, is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. Euro Interbank Offered Rate, or EURIBOR, is an interest rate at which banks can borrow funds, in marketable size, from other banks in the European interbank market. Residual cash flow is excess cash flow after payment of any fees/expenses and obligations related to senior notes, including interest and principal repayments. 3. Rate is the total interest rate on the loan, often based on LIBOR or EURIBOR, plus a margin, or residual cash flow. 4. Debt with a LIBOR or EURIBOR floor pay an interest rate of LIBOR or EURIBOR, plus a margin, so long as LIBOR or EURIBOR remains above the specified floor level. If however, LIBOR or EURIBOR falls below the floor, the interest rate is the floor level plus the applicable margin. Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures. This portfolio holdings fact sheet reflects CIC’s holdings as of the date indicated herein. There is no assurance that additional similar transactions will be available to CIC or that CIC’s investment portfolio composition going forward will be as described herein. COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE COLLATERALIZED SECURITIES AND STRUCTURED PRODUCTS - EQUITY: 0.82% APIDOS CLO XVI Subordinated Notes Diversified Financials 0.15% Residual None 1/19/2025 CENT CLO 19 Ltd. Subordinated Notes Diversified Financials 0.06% Residual None 10/29/2025 Galaxy XV CLO Ltd. Class A Subordinated Notes Diversified Financials 0.10% Residual None 4/15/2025 Ivy Hill Middle Market Credit Fund VIII, Ltd Subordinated Loan Diversified Financials 0.54% Residual None 2/2/2026 COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE COLLATERALIZED SECURITIES AND STRUCTURED PRODUCTS - DEBT: 0.42% Deutsche Bank AG Frankfurt CRAFT 2015-2 Class Credit Linked Note Diversified Financials 0.42% LIBOR+9.25% None 1/16/2022 COMPANY NAME INDUSTRY WEIGHTING(1) RATE(2,3) LIBOR / EURIBOR FLOOR(4) MATURITY DATE UNSECURED DEBT: 0.28% WPLM Acquisition Corp. Media: Advertising, Printing & Publishing 0.28% 15.00% None 11/24/2025 HDNet Holdco LLC Media: Diversified & Production 0.00% None Preferred Unit Call Option Independent Pet Partners Intermediate Holdings, LLC Retail 0.05% None Class A Preferred Units Independent Pet Partners Intermediate Holdings, LLC Retail 0.00% None Warrants Mooregate ITC Acquisition, LLC High Tech Industries 0.01% None Class A Units Mount Logan Capital Inc. Banking, Finance, Insurance & Real Estate 0.14% None Common Stock NS NWN Acquisition, LLC High Tech Industries 0.03% None Voting Units NS NWN Acquisition, LLC High Tech Industries 0.02% None Class A Preferred Units NSG Co-Invest (Bermuda) LP Consumer Goods: Durable 0.03% None Partnership Interests Palmetto Solar, LLC High Tech Industries 0.02% None Warrants Rhino Energy LLC Metals & Mining 0.00% None Warrants SIMR Parent, LLC Healthcare & Pharmaceuticals 0.23% None Class B Common Units Spinal USA, Inc. / Precision Medical Inc. Healthcare & Pharmaceuticals 0.09% None Warrants Tenere Inc. Capital Equipment 0.09% None Warrants 6 • CIC Portfolio Holdings 1. FOR EXISTING INVESTORS ONLY.

CION Investments 3 Park Avenue, 36th Floor New York, NY 10016 cioninvestments.com CIC-PH-0320 FOR EXISTING INVESTORS ONLY.